                                                                EXHIBIT 99.1



                             LETTER OF TRANSMITTAL


- -------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON __________, 1996, UNLESS EXTENDED (THE EXPIRATION DATE").
- -------------------------------------------------------------------------------

                          IXC COMMUNICATIONS, INC.
                ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
                 CENTRAL STATES MICROWAVE TRANSMISSION COMPANY
                               IXC CARRIER, INC.
                            IXC LONG DISTANCE, INC.
                          LINK NET INTERNATIONAL, INC.
                         RIO GRANDE TRANSMISSION, INC.
                            TELCOM ENGINEERING, INC.
                       TOWER COMMUNICATION SYSTEMS CORP.
                          WEST TEXAS MICROWAVE COMPANY
                 WESTERN STATES MICROWAVE TRANSMISSION COMPANY


                             LETTER OF TRANSMITTAL

                     12.50% SERIES B SENIOR NOTES DUE 2005


           To: IBJ Schroder Bank & Trust Company, The Exchange Agent


 By Registered or Certified Mail:                              Hand or By Overnight Courier:
 IBJ Schroder Bank & Trust Company                             IBJ Schroder Bank & Trust Company.
 Bowling Green Station                                         One State Street
 P.O. Box 84                                                   New York, New York 10004
 New York, New York 10274-0084                                 Attention:  Securities Processing Window
 Attention:  Reorganization Operations Department              Subcellar One, (SC-1)


                                                               By Facsimile:
                                                               (212) 858-2611
                                                               Attention: Customer Service

                                                               Confirm by telephone:
                                                               (212) 858-2103

        Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The undersigned acknowledges that he or she has received the Prospectus dated ___________, 1996, (the "Prospectus") of IXC Communications, Inc., Atlantic States Microwave Transmission Company, Central States Microwave Transmission Company, IXC Carrier, Inc., IXC Long Distance, Inc., Link Net International, Inc., Rio Grande Transmission, Inc., Telcom Engineering, Inc., Tower Communication Systems Corp., West Texas Microwave Company and Western States Microwave Transmission Company (collectively, the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12.50% Series B Senior Notes due 2005 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 12.50% Series A Senior Notes due
2005 (the "Old Notes"), of which $285,000,000 principal amount is outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        The Letter of Transmittal is to be used by Holders of Old Notes (i) if certificates representing the Old Notes are to be physically delivered herewith; or (ii) if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) if tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The term "Holder" with respect to the Exchange Offer means any person
(i) in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW


- -------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF 12.50% SERIES A SENIOR NOTES DUE 2005 ("OLD NOTES"):
- -------------------------------------------------------------------------------------------------------------------
        NAME(S) AND ADDRESS(ES) OF                  AGGREGATE PRINCIPAL          PRINCIPAL AMOUNT TENDERED
           REGISTERED HOLDER(S)                    AMOUNT REPRESENTED BY            (MUST BE IN INTEGRAL
        (PLEASE FILL IN, IF BLANK)                    CERTIFICATE(S)                MULTIPLE OF $1,000)*
- -------------------------------------------------------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------

                                             ----------------------------------------------------------------------
                                             Total
- -------------------------------------------------------------------------------------------------------------------

 * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate
     Principal Amount Represented by Certificate(s)."

     If the space provided above is inadequate, list the principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted tender is $1,000 in principal amount of Old Notes.
     All other tenders must be in integral multiples of $1,000.
- -------------------------------------------------------------------------------------------------------------------

  -----------------------------------------------------         ---------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 3, 4, 5 AND 6)                             (SEE INSTRUCTIONS 3, 4, 5 AND 6)
     To be completed ONLY if certificates for Old                 To be completed ONLY if certificates for Old
     Notes in a principal amount not tendered or not              Notes in a principal amount not tendered or not
     accepted for exchange, or New Notes issued in                accepted for exchange, or New Notes issued in
     exchange for Old Notes accepted for exchange,                exchange for Old Notes accepted for exchange,
     are to be issued in the name of someone other                are to be sent to someone other than the
     than the undersigned, or if the Old Notes                    undersigned, or to the undersigned at an
     tendered by book-entry transfer that are not                 address other than that shown above.
     accepted for exchange are to be credited to an
     account maintained by DTC.

     ISSUE CERTIFICATE(S) TO:                                     MAIL TO:

     Name                                                         Name
         ---------------------------------------                       -------------------------------------
                   (Please Print)                                                 (Please Print)

     Address                                                      Address
            ------------------------------------                          -----------------------------------


     -------------------------------------------                   ------------------------------------------
                 (Include Zip Code)                                            (Include Zip Code)


     -------------------------------------------                  -------------------------------------------
     (Tax Identification or Social Security No.)                  (Tax Identification or Social Security No.)

- ----------------------------------------------------            ---------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND
     COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    ---------------------------------------------------------------------------
     DTC Book-Entry Account No.:
                                -------------------------------------------------------------------------------
     Transaction Code No.:
                          -------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
     SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
                                     --------------------------------------------------------------------------
     Window Ticket Number (if any):
                                   ----------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery:
                                                         ------------------------------------------------------
     Name of Institution which guaranteed delivery:
                                                   ------------------------------------------------------------

     IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number:                               Transaction Code Number:
                    ---------------------------                             -----------------------------------

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
     10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          --------------------------------------------------------------
     Address:
              ----------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when such Notes are acquired by the Company. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY NEW NOTES ACQUIRED IN EXCHANGE FOR OLD NOTES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE HOLDER RECEIVING SUCH NEW NOTES, WHETHER OR NOT THE UNDERSIGNED, THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON HAS AN ARRANGEMENT WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF SUCH NEW NOTES AND THAT NEITHER THE HOLDER NOR ANY SUCH OTHER PERSON IS AN "AFFILIATE," AS DEFINED UNDER RULE 405 OF THE SECURITIES ACT, OF THE COMPANY OR ANY OF ITS SUBSIDIARIES. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

         If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Payment Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any

Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

         Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures". See Instruction 1 regarding the completion of the Letter of Transmittal printed below.


                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY




  X
- -----------------------------------------------------            ----------------------------------
                                                                               DATE
  X
- -----------------------------------------------------            ----------------------------------
         SIGNATURE(S) OF REGISTERED HOLDER(S)                                  DATE
              OR AUTHORIZED SIGNATORY

AREA CODE AND TELEPHONE NUMBER:
                                ------------------------------------------

         THE ABOVE LINES MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES AS THEIR NAME(S) APPEAR(S) ON THE OLD NOTES OR, IF THE OLD NOTES ARE TENDERED BY A PARTICIPANT IN DTC, AS SUCH PARTICIPANT'S NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OLD NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY A PROPERLY COMPLETED BOND POWER FROM THE REGISTERED HOLDER(S), A COPY OF WHICH MUST BE TRANSMITTED WITH THIS LETTER OF TRANSMITTAL. IF OLD NOTES TO WHICH THIS LETTER OF TRANSMITTAL RELATES ARE HELD OF RECORD BY TWO OR MORE JOINT HOLDERS, THEN ALL SUCH HOLDERS MUST SIGN THIS LETTER OF TRANSMITTAL. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST (I) SET FORTH HIS OR HER FULL TITLE BELOW AND (II) UNLESS WAIVED BY THE COMPANY, SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY SO TO ACT. SEE INSTRUCTION 4 REGARDING THE COMPLETION OF THIS LETTER OF TRANSMITTAL PRINTED BELOW.



NAME(S):
            -----------------------------------------------------------------


            -----------------------------------------------------------------
                                     (PLEASE PRINT)

CAPACITY:
            -----------------------------------------------------------------

ADDRESS:
            -----------------------------------------------------------------


            -----------------------------------------------------------------
                                                           (INCLUDE ZIP CODE)


            SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION:
                     (IF REQUIRED BY INSTRUCTION 4)


            ----------------------------------------------------------------
                                (AUTHORIZED SIGNATURE)


            ----------------------------------------------------------------
                                      (TITLE)


            ----------------------------------------------------------------
                                   (NAME OF FIRM)

            DATED:                                                    , 1996
                  ---------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available; or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to 5:00 P.M., New York City time, on the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an institution which falls within the definition of "Eligible Guarantor Institution" contained in Regulation 17Ad-15 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offer - Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the

Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Holder's name or obtain a properly completed bond power from the registered holder.

         3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 12.50% Series A Senior Notes due 2005 ("Old Notes")" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Notes, without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder or Holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

         Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions;" or (ii) such Old Notes are tendered for the account of an Eligible Institution.

         5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder whose offered Old Notes are accepted for exchange must provide the Company (as payor) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery to such Holder of New Notes may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS by the Holder. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See instructions to the enclosed Form W-9.

         To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding; (ii) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends; or
(iii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status.
Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

         9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                         (DO NOT WRITE IN SPACE BELOW)

- -------------------------------------------------------------------------------
                             CERTIFICATE       OLD NOTES         OLD NOTES
                             SURRENDERED       TENDERED          ACCEPTED
- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------




Delivery Prepared by _________________ Checked By _______________ Date_________

FORM W-9
(Rev. March 1994)                           REQUEST FOR TAXPAYER                  GIVE FORM TO THE
Department of Treasury             IDENTIFICATION NUMBER AND CERTIFICATION        REQUESTER. DO NOT
Internal Revenue Service)                                                         SEND TO THE IRS

____________________________________________________________________________________________________________________________________
                Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part I below.
                See instructions on page 2 if your name has changed.)
                ____________________________________________________________________________________________________________________
                Business name (Sole proprietors see instructions on page 2.)
Please          ____________________________________________________________________________________________________________________
print           Please check appropriate box:  / / Individual/Sole proprietor  / / Corporation  / / Partnership  / / Other..........
or              ____________________________________________________________________________________________________________________
type            Address (number, street, and apt. or suite no.)                         Requester's name and address (optional)
                ______________________________________________________________________
                City, state, and ZIP code
____________________________________________________________________________________________________________________________________
PART I          Taxpayer Identification Number (TIN)                                    List account number(s) here (optional)
_______________________________________________________________________________________

Enter your TIN in the appropriate box. For individuals,      Social Security Number
this is your social security number (SSN). For sole           / / / / / / / / / /       ____________________________________________
proprietors, see the instructions on page 2. For other                OR                PART II  For Payees Exempt From Backup with-
entities, it is your employer identification number         Employer Identification              holding (See Part II instructions
(EIN). If you do not have a number, see HOW TO GET A                 Number                      on page 2)
TIN below.                                                    / / / / / / / / / /       ____________________________________________

NOTE: If the account is in more than one name, see the chart on page 2 for guidelines on whose number to enter.

___________________________________________________________________________________________________________________________________

PART  III        Certification
___________________________________________________________________________________________________________________________________
Under penalties of perjury, I certify that:

1.   The number shown on this form is my correct taxpayer identification (or I am waiting for a number to be issued to me), and

2.   I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the
Certification, but you must provide your correct TIN. (Also, see Part III instructions on page 2.)
_________________________________________________________________________________________________________________________________

Sign
Here    Signature -                                                                     Date -
__________________________________________________________________________________________________________________________________

Section references are to the Internal Revenue Code.

PURPOSE OF FORM. - A person who is required to file an information return with the IRS must get your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct
(or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

WHAT IS BACKUP WITHHOLDING? - Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

        If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

        1.  You do not furnish your TIN to the requester, or

        2.  The IRS tells the requester that you furnished an incorrect TIN, or

        3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

        4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

        5. You do not certify your TIN. See the Part III instructions for exceptions.

        Certain payees and payments are exempt from backup withholding and information reporting. See the Part II instructions and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

HOW TO GET A TIN. - If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

        If you do not have a TIN, write "Applied For" in the space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.
________________________________________________________________________________

                               Cat. No. 10231X              Form W-9 (Rev. 3-94)

Form W-9 (Rev. 3-94)                                                      Page 2
________________________________________________________________________________

Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon.

        As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

PENALTIES

FAILURE TO FURNISH TIN. - If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. - If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME. - If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

        Sole Proprietor. - You must enter your individual name. (Enter either your SSN or EIN in Part I.) You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART I - TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under HOW TO GET A TIN on page 1.

PART II - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see the separate instructions for the Requester of Form W-9.

        If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

PART III - CERTIFICATION

For a joint account, only the person whose TIN is shown in Part I should sign.

        1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

        2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

        3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out Item 2 of the certification.

        4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

        5. MORTGAGE INTEREST PAID BY YOU. ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, OR IRA CONTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER


________________________________________________________________________________

FOR THIS TYPE OF ACCOUNT                        GIVE NAME AND SSN OF:
________________________________________________________________________________
1.  Individual                                  The individual

2.  Two or more                                 The actual owner of the
    individuals (joint                          account, or if combined
    account)                                    funds, the first individual
                                                on the account.(1)

3.  Custodian account of
    a minor (Uniform Gift                       The minor(2)
    to Minors Act)

4.  a.  The usual revocable
        savings trust                           The grantor-trustee(1)
        (grantor is also
        trustee)

    b.  So-called trust
        account that is not
        a legal or valid                        The actual owner(1)
        trust under state
        law

5.  Sole proprietorship                         The owner(3)

________________________________________________________________________________

FOR THIS TYPE OF ACCOUNT                        GIVE NAME AND EIN OF:
________________________________________________________________________________
6.  Sole proprietorship                         The owner(3)

7.  A valid trust, estate,                      Legal entity(4)
    or pension trust

8.  Corporate                                   The corporation

9.  Association, club,
    religious, charitable
    educational, or other                       The organization
    tax-exempt
    organization

10. Partnership                                 The partnership

11. A broker or registered                      The broker or nominee
    nominee

12. Account with the
    Department of
    Agriculture in the
    name of a public
    entity (such as a state
    or local government,                        The public entity
    school district, or
    prison) that receives
    agricultural program
    payments
________________________________________________________________________________

(1)  List first, circle the name of the person whose number you furnish

(2)  Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

________________________________________________________________________________
                               Cat. No. 10231X              Form W-9 (Rev. 3-94)